Filed under Rule 497(e) and Rule 497(k)
Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA MFS Large Cap Growth Portfolio

(the “Portfolio”)

Supplement dated December 30, 2025, to the Portfolio’s

Summary Prospectus and Prospectus, each dated May 1, 2025, as supplemented to date

Effective January 1, 2026, the following changes are made to the Fund’s Summary Prospectuses and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser—Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since

Matthew W. Krummell* Investment Officer, Lead Portfolio Manager	2013

James C. Fallon Investment Officer	2015

John E. Stocks Investment Officer	2015

Jonathan W. Sage Investment Officer	2015

Nathan G. Bryant, CFA Investment Officer	January 2026
Jenney Zhang, CFA Investment Officer	January 2026

* Mr. Krummell has announced his retirement from MFS effective April 2027. Until his retirement, Mr. Krummell will continue to serve on the portfolio management team, and upon his retirement, Messrs. Fallon, Stocks, Sage, and Bryant and Ms. Zhang will continue to be responsible for the management of the Portfolio.

The third paragraph of the Prospectus, related to the SA MFS Large Cap Growth Portfolio, in the section entitled “Management—Information about the Subadvisers—Massachusetts Financial Services Company (MFS®)” are deleted in its entirety and replaced with the following:

The SA MFS Large Cap Growth Portfolio (formerly, SA MFS Blue Chip Growth Portfolio) is managed by Matthew W. Krummell, James C. Fallon, Jonathan W. Sage, John E. Stocks, Nathan G. Bryant, CFA, and Jenney Zhang, CFA. Mr. Krummell, Investment Officer and Lead Portfolio Manager, has been employed in the investment area of MFS since 2001. Effective April 7, 2027, Mr. Krummell will retire from MFS and relinquish his portfolio management responsibilities on the SA MFS Large Cap Growth Portfolio. Mr. Fallon, Investment Officer, has been employed in the investment area of MFS since 1999. Mr. Sage, Investment Officer, has been employed in the investment area of MFS since 2000. Mr. Stocks, Investment Officer, has been employed in the investment area of MFS since 2001. Nathan G. Bryant, CFA, Investment Officer, has been employed in the investment area of MFS since 2015. Jenney Zhang, CFA, Investment Officer, has been employed in the investment area of MFS since 2011.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-86703T-BCG1 (12/25)